UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 29, 2012

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road	02184
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2012, Haemonetics Corporation (the “Company”) issued a press release announcing financial results for the fourth quarter and full year ended March 31, 2012.  A copy of the release is furnished with this report as exhibit 99.1.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

99.1: Press Release of Haemonetics Corporation dated April 29, 2012 announcing financial results for the fourth quarter and full year ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: April 30, 2012	By:	/s/ Christopher Lindop
Christopher Lindop, Vice President
and Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release issued by Haemonetics Corporation on April 29, 2012.